EXHIBIT 21.1

Tyco Electronics Ltd.

Subsidiaries of the Registrant

Jurisdiction	Entity Name	State
Argentina	Elo Touch Systems Argentina S.A.
Fayser S.R.L.
Tyco Electronics Argentina S.A.
Tyco Networks (Argentina) S.R.L.
Tyco Submarine Systems de Argentina S.A.

Australia	Banool Investments (VIC) Pty Ltd.
Bonvilla Holdings Pty Ltd
Clarebury Pty Ltd
Critchley Electrical Products Pty Limited
Dulmison Australia Pty Ltd
Dulmison Pty Ltd
Grangehurst Enterprises Pty Ltd.
M/A Com Private Radio Systems Pty Limited
Microwave Associates Australia Pty Limited
Morlynn Ceramics Pty Ltd.
Tyco Electronics Lambda (Australian Branch)
Tyco Electronics Pty Limited

Austria	Tyco Electronics Austria GmbH

Bahamas	TyCom Services Inc.

Barbados	Corcom International Limited
Corcom West Indies Limited
Tyco Electronics Holdings Ltd.
TyCom Holdings (Barbados) Ltd.

Belgium	Raychem Industries NV
Tyco Electronics Belgium EC BVBA
Tyco Electronics Raychem BVBA

Bermuda	Tyco Asia Networks Ltd.
Tyco Contracting Ltd.
Tyco Electronics Alpha Limited
Tyco Electronics Beta Limited
Tyco Electronics Eta Limited
Tyco Electronics Holdings (Bermuda) No. 7 Limited
Tyco Electronics Lambda
Tyco Global Networks Ltd.
Tyco Telecommunications Ltd.

Brazil	Celis Electrocomponentes Ltda.
Tyco Electronics Brasil Ltda.
Tyco Electronics Sistemas de Energia Ltda.
Tyco Submarine Systems Brasil Ltda.

Canada	Critchley Inc. - Canada
M/A-COM Private Radio Systems Canada Corp.
Tyco Electronics Canada ULC

Cayman Islands	Raychem International (Cayman Islands)

Chile	Tyco Electronics Industrial Y Comercial Chile Limitada

Tyco Electronics Ltd.

Subsidiaries of the Registrant

Jurisdiction	Entity Name	State
China	AMP (China) Investment Co. Ltd.
Dongguan Transpower Electric Products Co., Ltd.
Dulmison Zibo Insulator Co., Ltd. (60%)
Raychem (Shanghai) Trading Ltd
Raychem Electronics (Shanghai) Ltd.
Raychem Shanghai Cable Accessories Ltd
Shanghai CII Electronic Co. Ltd (50%)
Tyco Electronics (Dongguan) Ltd
Tyco Electronics (Kunshan) Ltd
Tyco Electronics (Qingdao) Ltd.
Tyco Electronics (Shanghai) Co., Ltd
Tyco Electronics (Shenzhen) Co. Ltd.
Tyco Electronics (Suzhou) Ltd.
Tyco Electronics (Wuxi) Ltd
Tyco Electronics (Zhuhai) Ltd
Tyco Electronics AMP Guangdong Ltd
Tyco Electronics AMP Qingdao Ltd.
Tyco Electronics AMP Shanghai Ltd. (92.31%)
Tyco Electronics Technology (Kunshan) Co., Ltd.
Tyco Electronics Technology (SIP) Ltd.

Colombia	Tyco Electronics Colombia Ltda.

Cyprus	Raychem Technologies Limited
TyCom Networks (Cyprus) Limited

Czech Republic	Tyco Electronics Czech s.r.o.
Tyco Electronics EC Trutnov s.r.o.

Denmark	Tyco Electronics Denmark A/S
Tyco Electronics Far East Holdings ApS
Tyco Electronics Holding I ApS
Tyco Electronics Holding II (Denmark) ApS
Tyco Electronics Holding X (Denmark) ApS
Tyco Electronics Holding XVII (Denmark) ApS

Dominican Republic	Raychem Dominicana S.A.

Finland	Tyco Electronics Finland Oy

France	TGN Euro Link, S.A.
Tyco Electronics France SAS
Tyco Electronics Holding France S.A.S.
Tyco Electronics Idento sas
Tyco Electronics SIMEL SAS
Tyco Networks (France) SAS
Tyco Submarine Systems SARL France

Germany	TE Vermögensverwaltungs GmbH & Co KG
Tyco Electronics AMP GmbH
Tyco Electronics EC Verwaltungsgesellschaft GmbH
Tyco Electronics Germany AMP GmbH & Co. KG
Tyco Electronics Germany Holdings GmbH
Tyco Electronics Germany Raychem GmbH & Co. KG
Tyco Electronics Idento GmbH

Tyco Electronics Ltd.

Subsidiaries of the Registrant

Jurisdiction	Entity Name	State
Tyco Electronics Raychem GmbH
Tyco Electronics Verwaltungs GmbH

Gibraltar	Tyco Electronics (Gibraltar) Holding Limited
Tyco Electronics (Gibraltar) Limited
Tyco Electronics China (Gibraltar) Limited
Tyco Electronics India (Gibraltar) Limited

Greece	Raychem Hellas E.P.E.
Tyco Electronics Hellas MEPE

Hong Kong	AMP Products Pacific Limited
Critchley Asia Limited
F.A.I. Technology (Hong Kong) Limited
Madison Cable Asia Limited
Original Electromechanical (HK) Limited
Praegitzer International (HK) Limited (99%)
Raychem (HK) Limited
Raychem China Limited
Transpower Technologies (HK) Limited
Tyco Electronics H.K. Limited
Tyco Electronics Hong Kong Holdings No. 1 Limited
Tyco Electronics Hong Kong Holdings No. 2 Limited
Tyco Electronics Hong Kong Holdings No. 3 Limited
Tyco Electronics Hong Kong Holdings No. 4 Limited

Hungary	Tyco Electronics Hungary Termelo Kft

India	CII Guardian International Limited (39.4%)
Raychem RPG Limited (50%)
TEI Technologies Private Limited (50%)
Tyco Electronics Corporation India Pvt Limited
Tyco Electronics Systems India Pvt Ltd
Tyco Submarine Systems Ltd. - India Branch

Indonesia	PT Dulmison Indonesia
PT. Tyco Precision Electronics

Ireland	Raychem International
Tyco Electronics Cork (branch of Raychem International)
Tyco Electronics Group S.A. (branch of Luxembourg entity)
Tyco Electronics Ireland Limited

Israel	Raychem Limited [Israel]
Tyco Electronics Israel Ltd.

Italy	Tyco Electronics AMP Italia Products S.R.L.
Tyco Electronics AMP Italia S.R.L.
Tyco Electronics Italia Holding S.r.l.
Tyco Electronics-Raychem S.r.l.
Tyco Networks (Italy) Srl

Japan	AMP Technology Japan Ltd
Businessland Japan Company Ltd.
Nihon Elcon K.K.

Tyco Electronics Ltd.

Subsidiaries of the Registrant

Jurisdiction	Entity Name	State
Precision Interconnect International Ltd.
Touch Panel Systems K.K.
Tyco Electronics Japan G.K.

Luxembourg	TCN Holding (Luxembourg) S.a.r.l. (en liquidation)
Tyco Electronics Finance S.a. r.l.
Tyco Electronics Group S.A.
Tyco Electronics Holding S.a.r.l.
TyCom Holdings II SA

Malaysia	AMP Products (Malaysia) Sdn. Bhd.
Japan Original (M) Sdn Bhd
Praegitzer Asia Sdn. Bhd.
Raychem Sdn. Berhad.
Tyco Electronics (Malaysia) Sdn. Bhd.
Tyco Electronics Dulmison (Malaysia) Sdn. Bhd.
Tyco Manufacturing (Malaysia) Sdn. Bhd.

Malta	Tyco Electronics (AMP Korea) Malta Limited
Tyco Electronics (Korea) Malta Limited

Marshall Islands	C.S. Tyco Decisive Inc.
C.S. Tyco Dependable Inc.
C.S. Tyco Durable Inc.
C.S. Tyco Reliance Inc.
C.S. Tyco Resolute Inc.
C.S. Tyco Responder Inc.

Mauritius	Tyco Electronics Asia Investments Limited

Mexico	AMP Amermex, S.A. de C.V.
Cima de Acuna S.A. de C.V.
Corcom, S.A. de C.V.
Kemex Holding Company, S.A. de C.V.
Manufacturas y Conectores TYCO, S. de R.L. de C.V.
Potter & Brumfield de Mexico, S.A. de C.V.
Raychem Juarez, S.A. de C.V.
Tyco Electronics Mexico, S.A.
Tyco Electronics Servicios de Mexico, S. de R. L. de C. V.
Tyco Electronics Tecnologias S.A. de C.V.
Tyco Submarine Systems, S.A. de C.V.

Netherlands	AMP Taiwan B.V.
AMP Trading B.V.
M/A-COM Eurotec B.V.
Tyco Electronics Nederland B.V.
Tyco Electronics Netherlands (AMP Italia) B.V.
Tyco Electronics Netherlands (AMP Korea) B.V.
Tyco Electronics Netherlands (AMP Singapore) Cooperatief U.A.
Tyco Electronics Netherlands (Belgium) B.V.
Tyco Electronics Netherlands (Canada) B.V.
Tyco Electronics Netherlands (Chile) Cooperatief U.A.
Tyco Electronics Netherlands (Denmark) Cooperatief U.A.
Tyco Electronics Netherlands (Electronics Shanghai) Cooperatief U.A.

Tyco Electronics Ltd.

Subsidiaries of the Registrant

Jurisdiction	Entity Name	State
Tyco Electronics Netherlands (Gibraltar China) B.V.
Tyco Electronics Netherlands (Gibraltar India) B.V.
Tyco Electronics Netherlands (Germany Holding) B.V.
Tyco Electronics Netherlands (Ireland) Coöperatief U.A.
Tyco Electronics Netherlands (Italia Products) B.V.
Tyco Electronics Netherlands (Korea) B.V.
Tyco Electronics Netherlands (Malaysia) Cooperatief U.A.
Tyco Electronics Netherlands (Norway) Cooperatief U.A.
Tyco Electronics Netherlands (Peru) Cooperatief U.A.
Tyco Electronics Netherlands (Poland) Cooperatief U.A.
Tyco Electronics Netherlands (PRS Canada) B.V.
Tyco Electronics Netherlands (Shanghai) Cooperatief U.A.
Tyco Electronics Netherlands (Singapore) B.V.
Tyco Electronics Netherlands (Sweden) Cooperatief U.A.
Tyco Electronics Netherlands (Switzerland) B.V.
Tyco Electronics Netherlands (Technologies) Cooperatief U.A.
Tyco Electronics Netherlands (Transpower) Cooperatief U.A.
Tyco Electronics Netherlands (Turkey) Cooperatief U.A.
Tyco Electronics Netherlands (UK) Cooperatief U.A.
Tyco Electronics Netherlands Holding B.V.
Tyco Networks (Netherlands) B.V.

New Zealand	Tyco Electronics NZ Limited

Norway	Tyco Electronics Norge AS
Tyco Networks Norway AS

Panama	TYCO SUBMARINE SYSTEMS, INC.

Peru	Tyco Electronics Del Peru S.A.C.
TyCom Networks (Peru) S.A.

Philippines	Tyco Electronics Philippines, Inc.

Poland	TYCO Electronics Polska Sp.z.o.o.

Portugal	Tyco Electronics Componentes Electromecanicos Lda.

Puerto Rico	M/A-COM, Inc. (branch)

Rep of Slovenia	Tyco Electronics d.o.o. (Slovenia)

Russia	Rayenergo (ZAO Rayenergo)
Tyco Electronics Rus OOO

Saudi Arabia	Raychem Saudi Arabia Limited (49%)

Scotland	Madison Cable Limited

Singapore	AMP Singapore Pte. Ltd.
Crompton Instruments (South-East Asia) Pte. Ltd.
Dynavision Electronics Pte Ltd
Raychem Singapore Pte. Limited
Tyco Electronics AMP Manufacturing (S) Pte Ltd
Tyco Electronics Manufacturing Singapore Pte. Ltd.

Tyco Electronics Ltd.

Subsidiaries of the Registrant

Jurisdiction	Entity Name	State
Tyco Electronics Singapore Pte Ltd
Tyco Networks (Singapore) PTE LTD

South Africa	Tyco Electronics South Africa (Proprietary) Ltd.

South Korea	Tyco Electronics AMP Korea Limited
Tyco Electronics Raychem Korea Limited

Spain	Mondragon Telecommunications S.L.
Tyco Electronics AMP Espana, S.A.
Tyco Electronics Raychem SA
Tyco Iberia, S.L.
Tyco Marine, S.A.
Tyco Networks Iberica, S.L.

Sweden	Tyco Electronics Svenska AB

Switzerland	Tyco Electronics (Schweiz) HFI GmbH
Tyco Electronics (Schweiz) Holding II GmbH
Tyco Electronics Finance Alpha GmbH
Tyco Electronics Holding S.a. r.l., Luxembourg (LU), E-Finance Schaffhausen branch
Tyco Electronics Holding S.a. r.l., Luxembourg (LU), Schaffhausen branch
Tyco Electronics Logistics AG
Tyco Electronics Services GmbH
Tyco International Services GmbH

Taiwan	AMP Manufacturing Taiwan Co. Ltd
Raychem Pacific Corporation (50%)
Taiwan Superior Electric Co., Ltd.
Taliq Taiwan Limited
Tyco Electronics Holdings (Bermuda) No. 7 Limited, Taiwan Branch
Tyco Electronics Taiwan Co., Ltd.

Thailand	Tyco Electronics (Thailand) Ltd
Tyco Electronics Dulmison (Thailand) Co., Ltd.

Turkey	Tyco Elektronik AMP Ticaret Limited Sirketi

UAE	Dorman Smith Switchgear LLC (49%)
Tyco Electronics Middle East FZE
Tyco Electronics Middle East FZE (Dubai Branch)

Ukraine	Tyco Electronics Ukraine Limited

United Kingdom	AMP Finance Limited
AMP of Great Britain Limited
B. & H. (Nottingham) Limited
Belclere Limited
Bowthorpe Industries Limited
Communication Accessories Limited
Critchley Finance (UK) Limited
Critchley Group Limited

Tyco Electronics Ltd.

Subsidiaries of the Registrant

Jurisdiction	Entity Name	State
Critchley Group Trustee Limited
Critchley HSI Systems Limited
Critchley Limited
Critchley Tecpro Limited
CROSTER ELECTRONICS LIMITED
CTT Limited
Ditel Limited
Dorman Smith Holdings Limited
Dorman Smith Switchgear Limited
Dulmison (UK) Ltd.
Flowlyne (UK) Limited
Gresham Land and Estates (ADC) Limited
Jessar Engineering Limited
Kurtbrook Limited
M.A.M. Rubber Manufacturing Company Limited
M/A-COM (U.K.) Limited
M/A-COM Greenpar Limited
M/A-COM Limited
Pinacl Communication Systems Limited
Pinacl Limited
Pinacl Whitehall Limited
Quad Europe Limited
Quad Systems Holdings Limited
Quad Systems Limited
Raychem Limited
Sigmaform (UK) Limited
Soundtouch Limited
Stappard Howes Design Limited
Stappard Howes Projects Limited
TDI Batteries (Europe) Limited
TGN EURO Link Limited
TVM Distribution Limited
TVM Group UK Limited
Tyco Electronics Cables Limited
Tyco Electronics Components Limited
Tyco Electronics Energy (UK) Limited
Tyco Electronics Holdings Limited
Tyco Electronics Labels Limited
Tyco Electronics Limited
Tyco Electronics Motors Limited
Tyco Electronics UK Holdings Ltd.
Tyco Electronics UK Infrastructure Limited
Tyco Electronics UK Ltd.
Tyco Electronics VI
Tyco Telecommunications (UK) Ltd
TyCom Contracting (UK) Limited
West Hyde Developments Limited

United States	999 Arques Corp. (33.3%)	CA
	Adhesive Technologies, Inc.	PA
	Advanced Packaging Systems	CA
	Allegheny Corp.	DE
	AMP INVESTMENTS INC.	DE
	APS Group Holding, Inc.	NV
	BWD Property, LLC	NH

Tyco Electronics Ltd.

Subsidiaries of the Registrant

Jurisdiction	Entity Name	State
	C.S. Charles L. Brown, L.P.	DE
	C.S. Global Link, L.P.	DE
	C.S. Global Mariner, L.P.	DE
	C.S. Global Sentinel, L.P. (55%)	DE
	C.S. Long Lines, L.P.	DE
	Chemgene Corporation	NY
	Electro-Trace Corporation	NY
	Grinnell US Holding Corp.	NV
	Image Scan, Inc.	UT
	Interamics	CA
	Laser Diode Holdings, Inc.	NV
	M/A-COM, INC.	FL
	Palomar Precision Tubes, Inc.	CA
	Pinacl Communications, Inc.	DE
	Precision Interconnect, Inc.	NV
	Printed Circuits, Inc.	FL
	Raychem (Delaware) Ltd.	DE
	Raychem Gulf Coast, Inc.	TX
	Raychem International Corporation	CA
	Raychem International Manufacturing LLC	CA
	Raychem Radiation Technologies, Inc.	CA
	Rayshrink Corporation	CA
	Raythene Systems Corporation	CA
	Remtek International, Inc.	CA
	Sigma Circuits, Inc.	DE
	Sigma GP Holding, Inc.	NV
	Sigma Holding Corp.	DE
	Sigma Printed Circuits Holding Corp.	DE
	Techcon International Ltd.	DE
	TEG Pool LLC	NV
	Terraworx Inc.	NV
	Thermacon, Inc.	OH
	The Rochester Corporation	DE
	The Whitaker Corporation	DE
	TME Management Corp.	DE
	TPCG Holding	DE
	Transoceanic Cable Ship Company, Inc.	NY
	Transpower Technologies, Inc.	NV
	Tyco Electronics (FC), Inc.	TX
	Tyco Electronics (NV), LLC	NV
	Tyco Electronics (US) Holdings, Inc.	DE
	Tyco Electronics (US) Inc.	NV
	Tyco Electronics Corporate Holdings, Inc.	DE
	Tyco Electronics Corporation	PA
	Tyco Electronics Group Holding Corp.	NV
	Tyco Electronics Holding Corp.	NV
	Tyco Electronics Latin America Holding LLC	NV
	Tyco Electronics Printed Circuit Group LP	DE
	Tyco Electronics Receivables Funding LLC	DE
	Tyco Electronics RIMC Holding LLC	DE
	Tyco Electronics Sailing, Inc.	NV
	Tyco Electronics SPC, Inc.	DE
	Tyco Electronics Technology Resources, Inc.	DE
	Tyco Electronics Telecom OSP Holding Corp.	NV
	Tyco Integrated Cable Systems, Inc.	MA

Tyco Electronics Ltd.

Subsidiaries of the Registrant

Jurisdiction	Entity Name	State
	Tyco Telecommunications (US) Inc.	DE
	TyCom (US) Holdings, Inc.	NV
	TyCom Management Inc.	NV
	Unistrut Corporation	DE
	Wormald Americas, Inc.	DE

Uruguay	Raychem Uruguay S.A.

Venezuela	Amp de Venezuela, C.A.
Tyco Electronics de Venezuela, C.A.
Tyco Submarine Systems, C.A.

Vietnam	Tyco Electronics Vietnam Limited Liability Company